2017 Shareholder Meeting
Hines Global REIT II, Inc.

Sherri Schugart
President and CEO


WHOLE FOODS
OLD NAVY

Rookwood Commons/Rookwood Pavilion, Cincinnati, OH



Hines Global REIT II 2017 Shareholder Meeting

Company Overview as of June 30, 2017

Capital Raise	**$393.7 million** raised[1]
Acquisitions	▪ **7** acquisitions ▪ Estimated aggregate value of **$644.0 million**[2]
Area/Leased	▪ **2,634,257 leasable square feet** ▪ **97%** leased
Leverage of 40%-60%[2]	▪ **48%** loan-to-value ▪ Weighted average interest rate of **2.57%**

[1]As of September 11, 2017.
[2]The estimated aggregate value of the properties was determined using the appraised values as of December 31, 2016 for properties acquired prior to December 31, 2016 and the net purchase price for properties acquired subsequent to December 31, 2016.

Hines



Hines Global REIT II 2017 Shareholder Meeting

2017 Acquisitions


WHOLE FOODS
MARKET
charmingCHARLIE


Bank of Ireland

Rookwood Pavilion & Rookwood Commons
Cincinnati, Ohio

- 590,501 sq. ft. two contiguous shopping centers
- 96% leased as of June 30, 2017
- Acquisition date: January 6, 2017
- $193.7 million net purchase price
- Cap rate at acquisition date: 6.0%*

Montrose Student Residences
Dublin, Ireland

- 205 units; 87,607 sq. ft. class A student housing asset
- 93% leased as of June 30, 2017
- Acquisition date: March 24, 2017
- $40.6 million net purchase price
- Cap rate at acquisition date: 5.5%*

*The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

Hines



Hines Global REIT II 2017 Shareholder Meeting

Portfolio Overview[1]

74% Domestic / 26% International



Salt Lake City, Utah
Henderson, Nevada
Cincinnati, Ohio
Carlsbad, California
Goodyear, Arizona
Dublin, Ireland

Investment Location Concentration



Carlsbad, California, 4%
Cincinnati, Ohio, 31%
Dublin, Ireland, 26%
Las Vegas, Nevada, 9%
Phoenix, Arizona, 9%
Salt Lake City, Utah, 21%

Investment Type



Multifamily, 15%
Industrial, 13%
Office, 41%
Retail, 31%

[1]As of June 30, 2017. Based on our pro-rata share of the estimated value of each of our investments. The estimated values of our real estate property investments were determined using the appraised values as of December 31, 2016 for properties acquired prior to December 31, 2016 and the net purchase price for properties acquired subsequent to December 31, 2016.

Hines



Hines Global REIT II 2017 Shareholder Meeting

Historical Distribution Rates[1]

Period Declared	Distribution Rate Per Share, Per Day	Annualized Distribution Rate Per Share[1]
Class A Shares		
4/1/2017 – 9/30/2017	$0.001653699	$0.60
5/1/2016 – 3/31/2017	$0.001594766	$0.58
10/1/2014 – 4/30/2016	$0.001575342	$0.57
Class T Shares		
4/1/2017 – 9/30/2017	$0.001653699	$0.50
5/1/2016 – 3/31/2017	$0.001594766	$0.48
8/24/2015 – 4/30/2016	$0.001575342	$0.47
Class I Shares		
5/1/2017 – 9/30/2017	$0.001653699	$0.58

[1]Please refer to footnotes 1 and 2 on next slide.

Hines



Hines Global REIT II 2017 Shareholder Meeting

Current Distribution Yields[1]

Current Distribution Rates		
Class of Shares	**Annualized Distribution Rate[2]**	**Current Per Share Offering Price**
Class A Shares	5.67%	$10.64
Class T Shares	5.00%	$10.06
Class I Shares	5.95%	$9.73

[1]Hines Global REIT II has not generated sufficient cash flows from operations to fully fund distributions paid and distributions have exceeded earnings. Therefore, some or all of Hines Global REIT II's distributions have been and may continue to be paid from other sources, such as proceeds from its debt financings, proceeds from this offering, cash advances by Hines Global REIT II Advisors LP (the "Advisor"), cash resulting from a waiver or deferral of fees and/or proceeds from the sale of assets. For the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015, respectively, Hines Global REIT II funded 45%, 60% and 23% of total distributions with cash flows from financing activities, which includes offering proceeds. Commencing with the quarter ended December 31, 2014, our Advisor has agreed to waive the asset management fees for each quarter through December 31, 2017, in order to more closely align the amount of distributions paid with Hines Global REIT II's operations. Hines Global REIT II has not placed a cap on the amount of distributions that may be paid from any of these sources. The use of sources other than cash flow from operations to fund distributions could lower returns. The availability and timing of distributions Hines Global REIT II may pay is uncertain and cannot be assured. The Hines Global REIT II board of directors may also amend or terminate the distribution reinvestment plan for any reason upon 10 days' prior notice.

[2]For Class A Shares, the annualized distribution rate is based on the $10.64 per share offering price and assumes the daily distribution rate ($0.001653699 per share, per day) declared since April 2017. For Class T Shares, the annualized distribution rate is based on the $10.06 per share offering price and assumes the daily distribution rate declared since April 2017. Distributions for Class T Shares will be calculated based on stockholders of record each day in an amount equal to $0.001653699 per share, per day less the distribution and stockholder servicing fees of 1.0% per annum of the gross offering price per share that are payable with respect to such Class T Shares (as calculated on a daily basis). The actual distribution rate for Class T Shares will vary based on the total amount of distribution and stockholder servicing fees payable. For Class I Shares, the annualized distribution rate is based on the $9.73 per share offering price and assumes the daily distribution rate declared since April 2017. Distributions for Class I Shares will be calculated based on stockholders of record each day in an amount equal to $0.001653699 per share, per day less the distribution and stockholder servicing fees of 0.25% per annum of the gross offering price per share that are payable with respect to such Class I Shares (as calculated on a daily basis). The actual distribution rate for Class I Shares will vary based on the total amount of distribution and stockholder servicing fees payable.

Hines



Hines Global REIT II 2017 Shareholder Meeting

NAV Per Share History[1]

- Determined a new NAV per share of $9.65 as of December 31, 2016
- New NAV per share expected to be announced on October 3, 2017



$9.80
$9.60
$9.40
$9.20
$9.00
$8.80
$8.60
$8.40
$9.65
$9.03
$8.92 2
Aug 2014
Feb 2016
Dec 2016

[1]Please see Hines Global REIT II's Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on March 2, 2017 for additional information concerning the methodology used to determine and the limitations of the estimated NAV per share.

[2]This is not an NAV determined based on an independent appraisal of Hines Global REIT II's assets. Rather, it represents the "net investment value," which was equal to the $10.00 per share offering price in effect at that time, as arbitrarily determined by Hines Global REIT II's board of directors, net of the applicable selling commissions, dealer manager fees and issuer costs.



Hines Global REIT II 2017 Shareholder Meeting

Follow-On Offering and Proposed Restructuring

Estimated Timing	Proposed Restructuring
August 18, 2017	▪ Follow-On Offering Registration Statement filed with the SEC with a proposed restructuring of share classes and fee structure ▪ Suspended share redemption programs in connection with the announcement of intent to approve a tender offer for a portion of shares outstanding
September 30, 2017	▪ Suspension of current offering except for shares sold under the distribution reinvestment plan
October 3, 2017	▪ Announce new estimated NAV per share ▪ Approve and announce tender offer for a portion of shares outstanding

This is not an offer to sell any security. This is only a summary of the more detailed information available in the prospectus for Hines Global REIT II's current public offering, as supplemented to date. See the prospectus as supplemented for additional details. Although this material describes Hines Global REIT II's current expectations with respect to the proposed restructuring, its board of directors may change any aspects of it without stockholder approval. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time. These changes could result in less favorable terms to stockholders than those described in this material.

Hines



Hines Global REIT II 2017 Shareholder Meeting

Follow-On Offering and Proposed Restructuring

Key Terms of Proposed Restructuring

- Begin operating as a perpetual life, non-listed REIT;
- Eliminate acquisition fees and disposition fees to better align the Advisor's interest with Hines Global REIT II's overall financial performance;
- Reduce broker dealer fees and expenses in connection with our public offering;
- Change the frequency with which we calculate the NAV per share from quarterly to monthly; and
- Amend the share redemption program applicable to Class I and Class J shares to apply to all share classes, which will provide a greater opportunity for Class A and Class T shareholders to redeem their shares

This is not an offer to sell any security. This is only a summary of the more detailed information available in the prospectus for Hines Global REIT II's current public offering, as supplemented to date. See the prospectus as supplemented for additional details. Although this material describes Hines Global REIT II's current expectations with respect to the proposed restructuring, its board of directors may change any aspects of it without stockholder approval. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time. These changes could result in less favorable terms to stockholders than those described in this material.

Hines



Hines Global REIT II 2017 Shareholder Meeting

Looking Forward

- Continue to raise capital and invest in the U.S. and internationally in attractive real estate opportunities
- Proactively manage assets to maintain occupancy and maximize value



Bishop's Square
Dublin, Ireland

Hines



Hines Global REIT II 2017 Shareholder Meeting

Statements in this presentation, including but not limited to intentions, beliefs, expectations or projections relating to distributions, occupancy levels at Hines Global REIT II's properties, Hines Global REIT II's investment strategies and objectives, the proposed restructuring, follow-on offering, and tender offer are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

- whether the changes contemplated by the proposed restructuring of Hines Global REIT II will be implemented as described;
- whether the regulatory review of the follow-on offering will result in changes to the proposed terms of the follow-on offering described herein;
- the ability of Hines Global REIT II's board of directors to decide not to pursue the proposed restructuring at all;
- The ability of Hines Global REIT II to maintain the current level of distributions; and
- the risk that Hines Global REIT II is unable to attract new tenants or existing tenants vacate or fail to renew their leases,

While forward-looking statements reflect Hines Global REIT II's good faith beliefs, they are not guarantees of future performance. Each forward-looking statement speaks only as of the date of the particular statement, and Hines Global REIT II undertakes no obligation to publicly update or revise any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements included in this presentation.

IMPORTANT INFORMATION

The proposed tender offer described herein has not yet commenced. This communication is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell any Class A Shares, Class T Shares or Class I Shares of Hines Global REIT II's common stock, or any other securities. The proposed tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials the Company intends to distribute to its stockholders and file with the SEC. The full details of the proposed tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and related materials, which will become available to stockholders promptly following commencement of the tender offer. **STOCKHOLDERS ARE URGED TO CAREFULLY READ THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND OTHER RELATED MATERIALS WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.** If and when filed, the offer to purchase, the letter of transmittal and other related materials will be available free of charge at the website maintained by the SEC at www.sec.gov. Stockholders also may obtain a copy of these documents, free of charge, from Hines Global REIT II if and when the materials become available.

Hines